Exhibit 99.906Cert

CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the President of Index Funds (the "Fund"), with respect to the Fund's Form N-CSRS for the period ended March 31, 2016 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSR/A fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR/A fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 28, 2016

/s/Michael G. Willis
Michael G. Willis
President/Principal Executive Officer